SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            Community Financial Corp.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Barrett R. Rochman
-----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(l), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)       Title of each class of securities to which transaction applies:
             Not applicable

    2)       Aggregate number of securities to which transaction applies:
             Not applicable

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11
             (Set forth the amount on which the filing fee is calculated and state how it was determined):
             Not applicable


    4)       Proposed maximum aggregate value of transaction:
             Not applicable

    5)       Total fee paid:
             Not applicable

[ ]      Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:  Not applicable
         2)       Form Schedule or Registration Statement No.:  Not applicable
         3)       Filing Party:  Not applicable
         4)       Date Filed:  Not applicable

                               BARRETT R. ROCHMAN
                                   31 Homewood
                           Carbondale, Illinois 62901
                                 (800) 529-3513

                                  April 7, 2000



                                   IMPORTANT!!
                                   PLEASE READ





         IF YOU HAVE ALREADY SIGNED A WHITE PROXY CARD OR VOTED IN FAVOR OF MANAGEMENT'S PROPOSALS BUT DESIRE TO CHANGE YOUR VOTE, PLEASE SIGN, DATE AND RETURN TO ME THE ENCLOSED BLUE PROXY CARD. YOUR SUBSEQUENT BLUE PROXY CARD WILL CANCEL YOUR PRIOR WHITE PROXY CARD.

                               BARRETT R. ROCHMAN
                                   31 Homewood
                           Carbondale, Illinois 62901
                                 (800) 529-3513

                                  April 7, 2000



                                   IMPORTANT!!
                                   PLEASE READ





         IF YOU HAVE ALREADY SIGNED A WHITE PROXY CARD OR VOTED IN FAVOR OF MANAGEMENT'S PROPOSALS BUT DESIRE TO CHANGE YOUR VOTE, PLEASE SIGN, DATE AND RETURN TO YOUR BROKER OR BANK IN THE ENVELOPE PROVIDED THE ENCLOSED BLUE PROXY CARD. YOUR SUBSEQUENT BLUE PROXY CARD WILL CANCEL YOUR PRIOR WHITE PROXY CARD.